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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________


                                    FORM 8-K

                                 Current Report

                               Dated May 17, 2005

                                       of


                                ZALE CORPORATION

                             A Delaware Corporation
                   IRS Employer Identification No. 75-0675400
                            SEC File Number 001-04129

                            901 West Walnut Hill Lane
                               Irving, Texas 75038
                                 (972) 580-4000


[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the
    Securities Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the
    Securities Act (17 CFR 240.13e-2(c))
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Item 2.02. Results of Operations and Financial Condition

     On May 17, 2005, Zale Corporation issued a press release reporting its financial results for the third fiscal quarter ended April 30, 2005. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.

     The information set forth under this Item 2.02 and in Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                  EXHIBIT INDEX
                                  -------------

99.1  Press Release of Zale Corporation issued May 17, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


        ZALE CORPORATION
        ----------------
        Registrant


Date: May 17, 2005                                By: /s/ Cynthia T. Gordon
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                                                      Cynthia T. Gordon
                                                      Senior Vice President,
                                                      Controller
                                                      (principal accounting
                                                      officer of the Registrant)


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